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                                                                    EXHIBIT 23.1
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in each Registration Statement on Form S-3 (Nos. 333-60125 and 333-81399) and Form S-8 (No. 333-25021) of Aastrom Biosciences, Inc. of our report dated December 8, 1999, appearing in this Current Report on Form 8-K dated December 10, 1999.



PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
December 10, 1999